Exhibit 99.1

CONTRACT OF SALE

THIS CONTRACT OF SALE (this “Agreement”) is made as of the 10th day of June, 2005 (the “Effective Date”), between NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., a Delaware corporation (“Purchaser”), and THE NASDAQ STOCK MARKET, INC., a Delaware corporation (“Seller”).

W I T N E S S E T H  T H A T:

1. Purchase and Sale. For the consideration hereinafter set forth, but subject to the terms, provisions, covenants and conditions herein contained, Seller agrees to sell and convey, that certain property located at 9513 Key West Avenue, Rockville, MD 20850, known as Tax Map FS41, Parcel N190, containing approximately 247,420 square feet of land known as “Parcel Z” in the subdivision known as and called “Decoverly Hall” as per plat thereof recorded in Plat Book 141 at Plat 16265 among the Land Records of Montgomery County, Maryland, being the same property described in a Deed recorded March 1, 2001 in Liber 20649, Folio 518 in said Land Records, together with the existing office building improvements and all other improvements thereon (the “Property”).

2. Purchase Price. The purchase price for the Property is Eighteen Million Dollars ($18,000,000.00) (the “Purchase Price”), payable in immediately available funds at the Closing.

3. Earnest Money. Within three (3) business days after execution of this Agreement by both parties, Purchaser shall deposit with Commercial Settlements, Inc., 1015 15th Street, N.W., Washington, D.C. 20005 Attn: Thomas Madigan (the “Escrow Agent” or “Title Company”) the amount of Twenty-five Thousand Dollars ($25,000.00) (the “Earnest Money”). The Escrow Agent shall place the Earnest Money in an interest-bearing account; such interest is included in the definition of “Earnest Money” and will accrue for the benefit of, and will be disbursed at the direction of, the party ultimately entitled to the Earnest Money in accordance with this Agreement. The Earnest Money will be applied to the Purchase Price at Closing. If Purchaser terminates this Agreement pursuant to any provision of this Agreement permitting such termination, the Earnest Money will be returned to Purchaser. If Purchaser defaults, the Earnest Money will be applied as set forth in Paragraph 13 hereof. Upon its receipt of the Earnest Money, Escrow Agent shall immediately so notify Seller and Purchaser in writing. In the event of any dispute between Seller and Purchaser regarding the disbursement of the Earnest Money, or if Escrow Agent receives conflicting demands or instructions with respect thereto, Escrow Agent shall withhold disbursement of the Earnest Money until such dispute is resolved either by the joint written instructions of Seller and Purchaser or pursuant to order of a court of competent jurisdiction. Escrow Agent shall not be liable for any damage, liability or loss arising out of its services pursuant to this Agreement, except for damage, liability or loss resulting from the willful or negligent conduct of Escrow Agent or any of its officers or employees.

4. Representations of Seller. Seller represents and warrants to Purchaser that:

(a) Seller has received no written notice of any pending condemnation or similar proceeding affecting the Property or any part thereof nor does Seller have actual

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knowledge of any such proceeding, nor has Seller received any written notice that any such proceeding is contemplated by any Governmental Authority. As used herein, the term “Governmental Authority” shall mean the United States, the State of Maryland and Montgomery County, and any agency, department, commission, board, bureau or instrumentality of any of them.

(b) There are no unpaid charges, debts, liabilities, claims or obligations arising from any work done at the Property within the last 90 days by or at the request of Seller, other than work in the ordinary course of business (the payment of which shall be Seller’s responsibility), which could give rise to any mechanic’s or materialmen’s or other statutory lien against the Property, or any part thereof, for which Purchaser will be responsible.

(c) Seller is a corporation duly formed and validly existing under the laws of the State of Delaware. The person or persons signing this Agreement on behalf of Seller are fully authorized to do so. Seller has received no service of process or other written notice of any litigation or administrative proceedings which could adversely affect title to the Property or any part thereof or the ability of Seller to perform any of its obligations hereunder.

(d) Performance of this Agreement will not result in any breach of, or constitute any default under, or result in the imposition of any lien or encumbrance upon the Property under, any agreement or other instrument to which Seller is a party or by which Seller or the Property might be bound.

(e) There are no leases, licenses, occupancy agreements or other agreements entitling any party to possession or use of the Property, except for Purchaser’s agreement that Seller may remain in occupancy of the Property following Closing on a temporary basis in accordance with the terms and conditions for such occupancy as set forth on Exhibit A which is attached hereto and made a part hereof (the “Temporary Occupancy License”).

(f) Seller will terminate all service and maintenance contracts affecting the Property on or prior to the expiration of the Occupancy Period (as defined in the Temporary Occupancy License).

(g) Seller has received no written notice and has no knowledge that the Property is not in compliance with all applicable laws, rules and regulations.

(h) To Seller’s knowledge, the Property has not been used during Seller’s ownership of the Property for (i) industrial or manufacturing purposes; (ii) landfill, dumping or other similar waste disposal activities or operations; (iii) the storage of Hazardous Substances (as defined in the Temporary Occupancy License) in material violation of any federal, state or local environmental law; or (iv) the installation or operation of underground storage tanks or pipelines used for gasoline or chemicals.

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(i) There are no individuals employed by Seller at the Property who would be or become the responsibility of Purchaser.

Each of the representations and warranties of Seller contained in this Paragraph 4 is made as of the Effective Date and shall be deemed remade by Seller, and shall be true in all material respects, as of the Closing Date.

References in this Agreement to the “knowledge” of Seller (or terms of similar import) shall refer only to the actual knowledge (as opposed to constructive, deemed or imputed knowledge) of Sean Plumb, Mike Buckingham and Jim Kaminski, employees of Seller, without any duty to investigate the matter to which such actual knowledge, or the absence thereof, pertains. Except as expressly set forth in this Paragraph 4, it is understood and agreed that Seller is not making and has not at any time made any warranties or representations of any kind or character, express or implied with respect to the Property (including, but not limited to, the physical condition of the Property or the presence or absence of hazardous or toxic materials or chemicals in, at, or under the Property). Purchaser acknowledges and agrees that upon Closing, Seller shall sell and convey to Purchaser and Purchaser shall accept the Property “as is, where is, with all faults”, subject to the terms and conditions set forth in this Agreement (including, but not limited to, the provisions of Section 7(a)). Purchaser shall rely solely on its own investigation with respect to the Property, including the Property’s physical, environmental or economic condition, compliance or lack thereof with any ordinance, order, permit or resolution.

If Purchaser, with knowledge of (i) a default in any of the covenants, agreements or obligations to be performed by Seller under this Agreement and/or (ii) any breach of or inaccuracy in any representation or warranty of Seller made in this Agreement, nonetheless elects to proceed to Closing, then, upon the consummation of the Closing, Purchaser shall be deemed to have waived any such default and/or breach or inaccuracy and shall have no claim against Seller with respect thereto.

The representations and warranties of Seller set forth in this Paragraph 4 shall survive Closing for a period of six (6) months. No claim for a breach of any representation or warranty of Seller, or any other claim against Seller in connection with this Agreement, shall be actionable or payable unless written notice containing a description of the specific nature of such breach shall have been given by Buyer to Seller within the survival period provided for in the previous sentence. No claim by Buyer for the breach of any representation, warranty, covenant under, or other term or provision of, this Agreement shall be actionable against the Seller until the aggregate of such claims exceeds Twenty-five Thousand Dollars ($25,000.00), at which point Seller shall be liable from the “first dollar”, and in no event shall Seller’s aggregate liability under this Agreement or under any other documents or deliveries by Seller in connection with the transactions contemplated by this Agreement, other than the Temporary Occupancy License,

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exceed an amount equal to Two Hundred Fifty Thousand Dollars ($250,000.00). Notwithstanding the preceding sentence, the limits on liability set forth in the preceding sentence shall not apply to a breach of the Seller’s obligation to pay or otherwise discharge the Seller Monetary Obligations on or prior to the Closing Date in accordance with Paragraph 6(c). The provisions of Paragraph 4 shall survive the Closing and any termination of this Agreement.

5. Representations of Purchaser. Purchaser is a Delaware corporation duly authorized to conduct business in Maryland. Performance of this Agreement will not result in any breach of, or constitute any default under, any agreement or other instrument to which Purchaser is a party or by which Purchaser might be bound. The person or persons signing this Agreement on behalf of Purchaser are fully authorized to do so. Purchaser has received no service of process or other notice of any litigation or administrative proceedings which could adversely affect the ability of Purchaser to perform any of its obligations under this Agreement.

6. Title. (a) At Closing, Seller shall transfer fee simple title to the Property to Purchaser subject only to (i) real estate taxes and sewer and water charges (collectively, the “Impositions”) not then due and payable, (ii) the easements, covenants, restrictions and exceptions of record that are shown on the Purchaser’s title commitment (the “Title Commitment”) at the end of the Inspection Period, (iii) all laws, ordinances, statutes, orders, requirements and regulations to which the Property is subject, (iv) the preprinted exceptions in the Title Commitment (other than the preprinted exception for creditors’ rights), (v) any exception from an updated survey, and (vi) any Title Commitment requirements which are Purchaser’s responsibility to fulfill (such as providing the Title Company with organizational and authorization documentation) (collectively with the Impositions not then due and payable, the “Permitted Exceptions”).

(b) Not later than ten (10) days prior to the expiration of the Inspection Period, Purchaser shall give Seller written notice (“Purchaser’s Title Notice”) of any title exceptions or other matters which are contained in the Title Commitment or the Purchaser’s survey and which are not acceptable to Purchaser (each, a “Title Objection”). Failure by Purchaser to give Purchaser’s Title Notice (or to object to any matter referenced in the Title Commitment or the Purchaser’s survey) to Seller on or before said date shall constitute Purchaser’s acceptance of such matters and such matters shall be deemed Permitted Exceptions. If Purchaser’s Title Notice shall be timely given, Seller shall have a period of eight (8) days following Seller’s receipt of Purchaser’s Title Notice to respond in writing as to whether Seller will cure or attempt to cure the Title Objections set forth in Purchaser’s Title Notice. For purposes of clarity, the parties agree that, except as otherwise expressly provided in Paragraph 6(c) below with respect to Seller Monetary Obligations, Seller shall have no obligation to undertake any action or incur any expense in order to cure or attempt to cure any Title Objections set forth in Purchaser’s Title Notice. In the event that Seller (in its sole discretion) elects not to attempt to remove, correct, cure or satisfy the Title Objections raised in Purchaser’s Title Notice, or if having elected to do so, does not, prior to the Closing Date, effectuate any such removal, correction, cure or satisfaction as aforesaid (hereinafter called “title correction”), Purchaser shall

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have the right at its sole option either (i) to terminate this Agreement, in which event the Earnest Money shall be returned to Purchaser and neither party shall thereafter have any further liability hereunder, except as otherwise provided in this Agreement, or (ii) to accept such title as is disclosed by the Title Commitment and Purchaser’s survey without title correction and without any reduction to the Purchase Price, thereby waiving any rights against Seller with respect thereto. Said election shall be made by Purchaser prior to the expiration of the Inspection Period. In the event that Seller (even though under no duty to do so) shall undertake title correction as aforesaid, and shall be successful, this Agreement shall continue in full force and effect and Purchaser shall close the transaction contemplated hereby in accordance with the terms hereof. In the event that Seller shall only be partially successful in obtaining title correction, Purchaser shall have the same alternative rights as Purchaser would have in the event Seller had declined to seek title correction (as set forth above). Purchaser shall make its election within three (3) days after Purchaser’s receipt of written notice from Seller to Purchaser of the extent to which title has been corrected.

(c) If Purchaser does not terminate this Agreement during the Inspection Period in accordance with Paragraph 8(a), then (except with respect to any Title Objection which Seller has elected to cure in accordance with the provisions of Paragraph 6(b), which shall be governed by the provisions of Paragraph 6(b)), Purchaser shall be deemed to have approved all of the Permitted Exceptions other than the Seller Monetary Obligations (as defined below), which shall be paid or otherwise discharged by Seller at or before Closing, unless the same arise out of Purchaser’s activities, in which event any such liens and encumbrances shall be paid by Purchaser. Seller does not make any representations, warranties or covenants concerning title to the Property except that (1) after the Effective Date, Seller shall not execute any deed, easement, restriction, covenant or other matter affecting title to the Property unless Purchaser has received a copy thereof and has expressly approved the same in writing (in its sole and unfettered discretion); and (2) Seller shall remove or otherwise discharge at or before Closing any and all mortgages, deeds of trust, mechanics or materialmen’s liens and all other monetary liens against the Property voluntarily caused by Seller (the “Seller Monetary Obligations”) other than those, if any, which arise out of Purchaser’s activities. Seller agrees that the preceding sentence shall not eliminate or otherwise alter Seller’s obligation to deliver the Deed at Closing in accordance with Paragraph 12(a) of this Agreement. At Closing, Seller will deliver an affidavit in the form attached hereto as Exhibit D.

(d) Seller agrees to provide Purchaser with copies of its Deed, title insurance policy and any other title documents that are in Seller’s possession.

7. Covenants of Seller. Seller covenants and agrees with Purchaser that, between the Effective Date and the date of Closing:

(a) Seller will maintain the Property in its current condition and will carry such insurance as Seller is carrying as of the Effective Date. Seller shall not make any capital improvements or repairs to the Property between the Effective Date and Closing without Purchaser’s consent.

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(b) Seller will cause to be paid all Impositions heretofore levied or assessed against the Real Property or any part thereof, that are due and payable prior to the date of Closing.

(c) Seller will not enter into any leases or contracts affecting the Property except with Purchaser or as may otherwise be approved in writing by Purchaser in its sole and unfettered discretion.

(d) Seller will not cause or permit any changes to title to the Property between the Effective Date hereof and Closing or termination of this Agreement except as may otherwise be approved in writing by Purchaser in its sole and unfettered discretion.

(e) Seller will not assign this agreement without the express written approval of the Purchaser which approval may be withheld, conditioned or delayed at the Purchaser’s sole discretion. In the event Seller requests permission to assign, Purchaser reserves the right to terminate this agreement at its sole discretion.

(f) Seller shall use commercially reasonable efforts to obtain and deliver to Purchaser an estoppel certificate executed by The Decoverly Corporate Office Park Association, Inc. stating the amount of any assessments or other charges owed by Seller to such Association as of the Closing Date, and Purchaser shall receive a credit against the Purchase Price for any amounts so owing as of the Closing Date.

8. Inspection. Purchaser will have a period of time commencing on the Effective Date and ending at 5:00 p.m. on June 27, 2005 (the “Inspection Period”) to enter upon the Property and to have its agents and contractors enter upon the Property, to perform physical inspections of the Property, to determine whether, in Purchaser’s sole and absolute discretion, the Property is suitable; provided, however, that (i) any entry upon the Property by Purchaser or its agents and contractors will be during normal business hours, after reasonable prior notice to Seller and subject to Seller’s existing security procedures; (ii) Seller shall have the right to accompany Purchaser and its agents and contractors during all such inspections, and (iii) Purchaser shall not have the right to perform any intrusive environmental or property condition tests at the Property without the prior consent of Seller. Any damage to the Property resulting from such entry shall be promptly repaired by Purchaser and Purchaser shall indemnify and hold harmless Seller from any claims for damage or loss caused by Purchaser or its agents’ or contractors’ activities on the Property. Seller shall cooperate with Purchaser in its due diligence but shall not be obligated to incur any liability or expense in connection therewith. If Purchaser determines that the Property is not suitable for purchase by Purchaser for any reason or no reason, Purchaser may terminate this Agreement by notice in writing to Seller at any time during the Inspection Period. In the event of such termination, the parties will have no further rights, obligations or liabilities hereunder, except to the extent otherwise provided in this Agreement,

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and the Earnest Money will be returned to Purchaser. If Purchaser does not timely deliver a written notice to Seller during the Inspection Period terminating this Agreement pursuant to this Paragraph 8(a), Purchaser shall be deemed to have waived its right to terminate this Agreement pursuant to this Paragraph 8(a). The obligations of this Paragraph 8 shall survive Closing or the early termination hereof. Purchaser acknowledges that it is being given the full opportunity to inspect and investigate each and every aspect of the Property during the Inspection Period, either independently or through agents, representatives or experts of Purchaser’s choosing, as Purchaser considers necessary or appropriate, and its failure to terminate this Agreement prior to the expiration of the Inspection Period conclusively evidences Purchaser’s complete satisfaction with such independent investigation.

9. Casualty. The risk of loss is on Seller until the Closing Date. However, if, prior to the Closing Date, all or part of the Property is damaged by fire or by any other cause whatsoever, Seller shall promptly give Buyer written notice of such damage. If the cost of repairing such damage is not in excess of One Million Dollars ($1,000,000) (as determined by an independent insurer mutually agreed upon by the parties), then (a) Purchaser shall have the right at the Closing to receive, to the extent such sums have not been expended on repair work, the amount of the deductible and any uninsured loss plus an assignment of all insurance proceeds payable as a result of such loss; (b) this Agreement shall continue in full force and effect with no reduction in the Purchase Price and (c) Seller shall have no obligation to repair such damage. If the cost of repairing damage from such casualty is greater than One Million Dollars ($1,000,000) (as determined by an independent insurer mutually agreed upon by the parties), then Purchaser shall have the right, for a period of ten (10) days from the date of notice of the amount of damage caused by the casualty to terminate this Agreement by giving written notice of termination to Seller within such period (and, if necessary, the Closing Date shall be extended in order to allow Purchaser shall have the full ten (10) day period to determine whether or not to terminate this Agreement pursuant to this sentence). Upon such termination, the Earnest Money shall be returned to Purchaser and the parties hereto shall be released of any further liability hereunder except as otherwise provided herein. If Purchaser fails to notify Seller within such period of Purchaser’s exercise of its right to terminate this Agreement, then Purchaser shall proceed to Closing and, to the extent such sums have not been expended on repair work, all insurance proceeds received by Seller as a result of such casualty loss plus the amount of the deductible and any uninsured loss shall be paid or credited to Purchaser at the Closing. If such proceeds have not yet been received by Seller, then Seller’s rights to such proceeds shall be assigned to Purchaser at the Closing upon payment of the full Purchase Price to Seller by Buyer less the amount of Seller’ deductible and any uninsured loss and Seller shall have no obligation to repair such damage.

10. Condemnation. Immediately upon obtaining knowledge in writing of the institution of proceedings for condemnation of the Property or any material portion thereof, Seller or Purchaser will notify the other in writing of such proceedings. If all or any material portion of the Property is condemned or sold in lieu of condemnation prior to the Closing Date, Purchaser will have the option of terminating this Agreement by delivering written notice of

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termination to Seller within five (5) business days after receipt of written notice of such condemnation. If Purchaser elects not to terminate this Agreement, at Closing Seller will assign to Purchaser any and all claims for the proceeds of such condemnation or sale, and Purchaser shall take title to the Property with the assignment of such proceeds and subject to such condemnation and without reduction in the Purchase Price. If Purchaser elects to terminate this Agreement pursuant to this Paragraph, the parties will have no further rights, obligations or liabilities hereunder (except to the extent otherwise expressly provided elsewhere in this Agreement), and the Earnest Money will be returned to Purchaser.

11. Conditions to Purchaser’s Obligations. The following are conditions precedent to Purchaser’s obligations hereunder:

(a) On the Closing Date, all of Seller’s representations and warranties shall be true and correct in all material respects and Seller shall have performed in all material respects each covenant to have been performed by Seller hereunder.

(b) On the closing Date, title to the Property shall be in the condition specified in Paragraph 6 hereof.

11A. Conditions to Seller’s Obligations. The following are conditions precedent to Seller’s obligations hereunder:

(a) On the Closing Date, all of Purchaser’s representations and warranties shall be true and correct in all material respects and Purchaser shall have performed in all material respects each covenant to have been performed by Purchaser hereunder.

12. The Closing. The Closing (herein called the “Closing”) of this transaction shall take place through escrow by mail or courier delivered to the Title Company or at such other location mutually agreed upon by Seller and Purchaser in the metropolitan area of Washington, D.C., on June 29, 2005 at 11:00 a.m. (said date and time herein called the “Closing Date”). At the Closing:

(a) Seller shall deliver to Purchaser a duly executed and acknowledged special warranty deed in the form attached hereto as Exhibit B (the “Deed”), a non-foreign affidavit in the form attached hereto as Exhibit C, the Temporary Occupancy License, and such other documents and instruments as are reasonably necessary or required by the Title Company in order to consummate conveyance of the Property to Purchaser.

(b) Purchaser shall deliver to Seller a duly executed and acknowledged copy of the Temporary Occupancy License

(c) The Purchase Price, as adjusted on the settlement statement to be prepared by the Title Company and approved and executed by Purchaser and Seller, shall be paid

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by Purchaser to the Title Company by federal electronic wire of funds. Upon completion of Closing, the Title Company shall pay the Purchase Price, as adjusted as aforesaid, to Seller.

(d) Purchaser shall pay all recording fees and other filing or similar fees and charges, title insurance premiums for title insurance issued to Purchaser and/or Purchaser’s lender, and all costs and expenses incidental to any financing obtained by Purchaser, normal recording charges, and the Title Company’s settlement fee. Purchaser and Seller shall each pay one half of all state and county transfer and recordation taxes.

(e) Operating expenses, real estate taxes and personal property taxes, if any, for the then current year relating to the Property, and all other Impositions, shall be prorated as of the Closing Date. All Impositions attributable to periods prior to the Closing Date shall be paid by Seller and those attributable to periods from and after the Closing Date shall be paid by Purchaser. All other items not expressly referenced herein and customarily prorated between sellers and purchasers of commercial real property shall be prorated as of the Closing Date. All adjustments shall be as of 11:59 p.m. the day preceding the day of Closing. The foregoing shall not affect Seller’s continuing obligation for taxes, operating expenses and other charges pursuant to the Temporary Occupancy License.

(f) Each party shall be responsible for the payment of its own attorneys’ fees incurred in connection with the transaction which is the subject of this Agreement. Purchaser shall pay for its own costs and expenses in connection with Purchaser’s due diligence review for this transaction.

(g) Seller shall deliver possession of the Property to Purchaser, subject only to the Temporary Occupancy License.

(h) The provisions of this Paragraph 12 shall survive Closing.

(i) Purchaser represents, warrants and covenants that it will keep all information and/or reports and/or documents obtained from Seller or its agents or contractors, or related to or connected with the Property, or which Purchaser or its agents or contractors obtain or have access to during their inspection of the Property strictly confidential and will not disclose any such information, reports or documents to any person or entity (except for Purchaser’s attorneys, consultants and advisors or otherwise as required by law; provided that any such parties similarly agree to treat such material confidentially), without the prior written consent of Seller. Seller represents, warrants and covenants that it will keep all written due diligence reports or documents obtained from Purchaser or its agents or contractors created in connection with the Purchaser’s inspection of the Property strictly confidential and will not disclose any such written due diligence reports or documents to any person or entity (except for Seller’s attorneys, consultants and advisors or otherwise as required by law; provided that any such parties similarly agree to treat such material confidentially), without the prior written consent of Purchaser.

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13. Remedies.

(a) If Seller fails to consummate this Agreement for any reason (a “Seller Default”), Purchaser shall be entitled, as its sole remedy, to either (i) receive the return of the Earnest Money and recover its costs and expenses (including reasonable counsel fees) incurred in connection with the entry into and performance of this Agreement, up to a maximum recovery of Fifty Thousand Dollars ($50,000), whereupon Seller shall be released from any and all liability hereunder, or (ii) enforce specific performance of Seller’s obligations to settle hereunder, and in the event of a successful action therefor to recover its costs and expenses (including reasonable fees of counsel) in connection therewith. The representations and warranties of Seller set forth in Paragraph 4 of this Agreement shall survive Closing for a period of six (6) months in accordance with, and subject to the limitations set forth in, Paragraph 4.

(b) If Purchaser fails to consummate this Agreement for any reason, except Seller’s default or the permitted termination of this Agreement by either of Seller or Purchaser pursuant to the provisions hereof (a “Purchaser Default”), as Seller’s sole and exclusive remedy Seller shall be entitled to terminate this Agreement and receive and retain the Earnest Money as liquidated damages for the breach of Purchaser’s obligation to proceed to Closing under this Agreement, it being agreed between the parties hereto that the actual damages to Seller in the event of such breach are impractical to ascertain and the amount of the Earnest Money (including accrued interest thereon) is a reasonable estimate thereof; provided, however, that this Paragraph 13(b) shall not alter or otherwise limit the Purchaser’s repair and indemnification obligations set forth in Paragraph 6 of this Agreement.

14. No Brokers. Each of the parties represents and warrants to the other that they have dealt with no broker or agent in connection with this transaction except Cushman & Wakefield (who will be paid a commission by Seller pursuant to a separate agreement). Each party hereto agrees to indemnify and hold harmless the other party from and against any and all claims, losses, damages, costs or expenses of any kind or character (including reasonable fees of counsel) arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by such party or on its behalf with any broker or finder in connection with this Agreement or the transaction contemplated hereby. This paragraph shall survive the Closing or any earlier termination of this Agreement.

15. Notice. Any notice or communication required or permitted hereunder shall be given in writing, sent by (a) personal delivery, (b) reputable overnight delivery service with proof of delivery, (c) United States mail, postage prepaid, registered or certified mail, or (d) legible facsimile transmission sent to the intended addressee at its address set forth below, or to such other address or to the attention of such other person as the addressee shall have designated by written notice sent in accordance with this Paragraph 15, and shall be deemed to have been given either at the time of personal delivery, or, in the case of overnight delivery service or mail, as of

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the date of first attempted delivery at the address and in the manner provided herein, or, in the case of facsimile transmission, as of the date of the facsimile transmission provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above.

If to Seller:	THE NASDAQ STOCK MARKET, INC.
One Liberty Plaza
165 Broadway
New York, NY 10006 - 1404
Attn: Sean Plumb
Telecopy: (203) 385 6503

With a copy to:	ARENT FOX PLLC
1050 Connecticut Avenue, N.W.
Washington, D.C. 20036
Attn: Thomas R. Castiello
Telecopy: (202) 857-6134

If to Purchaser:	NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.
1735 K Street, N.W.
Washington, D.C. 20006
Attn: Catherine Tighe
Senior Vice President – Corporate Real Estate
Telecopy: 202-728-8016

With a copy to:	National Association of Securities Dealers, Inc.
1735 K Street, N.W.
Washington, D.C. 20006
Attn: Office of General Counsel – Contracts Group
Telecopy: 202-728-8894

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If to Escrow Agent:	Commercial Settlements, Inc.
1015 15th Street, N.W.
Washington, D.C. 20005
Attn: Thomas Madigan
Telecopy: 202-737-4108

16. Governing Law. This Agreement is intended to be performed in the State of Maryland and shall be construed and enforced in accordance with the internal laws thereof.

17. Time Periods. Any time period hereunder which expires on, or any date hereunder which occurs on, a Saturday, Sunday or legal United States or State of Maryland holiday, shall be deemed to be postponed to the next business day. The first day of any time period hereunder which runs “from” or “after” a given day shall be deemed to occur on the day subsequent to that given day.

18. Paragraph Headings. The paragraph headings contained in this Agreement are for convenience only and shall in no way enlarge or limit the scope or meaning of the various and several paragraphs hereof.

19. Complete Agreement. This Agreement embodies the complete agreement between the parties hereto and cannot be varied or terminated except by the written agreement of the parties.

20. Applicability. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, and permitted successors and assigns. . Purchaser shall not have the right to assign this Agreement or its rights under this Agreement without obtaining in each instance Seller’s prior written consent. Notwithstanding the foregoing, Purchaser shall have the right, without Seller’s consent, to assign its entire right, title and interest in and to this Agreement, to any entity controlling, controlled by, or under common control with Purchaser. No such assignment or designation shall relieve or release Purchaser from any obligations, under this Agreement (whether arising pre- or post-closing), and Purchaser shall remain jointly and severally liable for all of same together with such assignee.

21. Effective Date. The date to be inserted in the first paragraph of this Agreement as the “Effective Date” shall be the date this Agreement has been executed by the last of Purchaser or Seller. If this Agreement is not executed by Purchaser and Seller within three (3) business days of each other, this Agreement shall automatically terminate and be of no further force or effect.

22. Gender and Number. Within this Agreement, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires.

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23. Attorneys’ Fees and Legal Expenses. Should either party hereto institute any action or proceeding in court to enforce any provision hereof or for damages by reason of any alleged breach of any provision of this Agreement or for any other judicial remedy, the prevailing party shall be entitled to receive from the losing party all reasonable attorneys’ fees and all court costs in connection with said proceeding.

24. FIRPTA Compliance. Seller shall deliver an affidavit or certificate in form attached hereto as Exhibit C to the effect that Seller is not a foreign person within the meaning of the Internal Revenue Code of 1986, as amended.

25. Counterparts; Fax Signatures. This Agreement, and any document executed pursuant to the provisions hereof, may be executed by facsimile transmission and in counterparts.

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IN WITNESS WHEREOF, this Agreement is executed in multiple originals by Seller and Purchaser as of the date first above written.

SELLER:

THE NASDAQ STOCK MARKET, INC.

By:	/s/ David P. Warren
Name	David P. Warren
Title	CFO

PURCHASER:

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

By:	/s/ Michael D. Jones
Name	Michael D. Jones
Title	Sr. Exec. VP and CAO

The undersigned agrees to serve as the Escrow Agent and to be bound by the provisions of this Agreement which are applicable to the Escrow Agent.

COMMERCIAL SETTLEMENTS, INC.

By:	/s/ Dennis J. Vendetti
Name	Dennis J. Vendetti
Title	Vice President

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EXHIBIT A

TEMPORARY OCCUPANCY LICENSE

[Attached]

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EXHIBIT A

TEMPORARY OCCUPANCY LICENSE

THIS TEMPORARY OCCUPANCY LICENSE (this “Agreement”) is made as of the          day of                     , 2005, between NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., a Delaware corporation (“Owner”), and THE NASDAQ STOCK MARKET, INC., a Delaware corporation (“User”).

Recitals:

A. Following are the terms and conditions of User’s continued occupancy of the Temporary Space (as defined below) following Closing (as defined in the Sale Contract) and shall constitute the license agreement between Owner and User related to such occupancy.

B. This Agreement is being entered into in connection with that certain Contract of Sale, dated as of June 10, 2005, by and between User, as seller, and Owner, as purchaser (the “Sale Contract”). Capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Sale Contract.

C. The parties each covenant and agree to observe each and every of the following terms and conditions. User’s continued occupancy shall be pursuant to a license, and not a lease; User shall not have a leasehold estate, easement or other real estate interest in the Property.

Agreement:

IN WITNESS WHEREOF, the parties hereby agree as follows:

1. Occupancy Period; Definition of Temporary Space. For the period (the “Occupancy Period”) commencing on the Closing Date (the “Commencement Date”) and terminating on the Termination Date (as defined below), Owner grants to User an exclusive license to occupy and use the entire Property (the “Temporary Space”). For purposes of clarity, the parties agree that the term “Temporary Space” shall include the parking lot and other common areas of the Property. The “Termination Date” shall be the earliest of (a) the date User vacates all of the Temporary Space pursuant to the terms of this Agreement or (b) September 30, 2005. Immediately upon the Termination Date, User’s right to occupy and use the Temporary Space shall cease and terminate, without any further notice to quit. Owner covenants that if User shall pays amounts due and payable under this Agreement and performs all of its obligations under this Agreement, User shall, during the Occupancy Period, and subject to the terms of this Agreement, freely, peaceably and quietly occupy and enjoy the full possession of the Temporary Space without interruption, molestation or hindrance by Owner.

2. Condition of Temporary Space. User shall accept possession of the Temporary Space in its “as is” condition as of the Commencement Date and on the Termination Date shall surrender the same to Owner in substantially the same condition as the Temporary Space was in as of the end of the Inspection Period, subject to normal wear and tear, but broom clean and with

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all wall and floor damage from moving or usage repaired. User and Owner shall conduct a “walk through” of the Temporary Space on the Termination Date for the purpose of identifying damage or other conditions which User shall have the obligation to repair. Owner shall have no obligation to make any structural or non-structural alterations, installations or improvements (“Alterations”) whatsoever in or to the Temporary Space in connection with this Agreement. User shall not make or permit anyone to make any Alterations whatsoever in or to the Temporary Space without obtaining Owner’s prior written consent which may be granted or withheld in Owner’s sole and absolute discretion. Owner shall not be obligated to provide any services, utilities, repairs, maintenance or management services to the Temporary Space.

3. Utilities, Costs. User shall pay directly for all utilities and services supplied to the Temporary Space, including, but not limited to, electricity, telephone, security, gas and cleaning of the Temporary Space, together with any taxes thereon. Subject to the provisions of Paragraph 9(a), User shall pay for all services, repairs, maintenance and management and all other costs of repair, maintenance and operation of the Temporary Space, including without limitation park maintenance and other charges assessed from time to time by the operator of the DeCoverly Office Park covering periods prior to the Termination Date. Any costs in connection therewith applicable to periods after the end of the Occupancy Period shall be prorated.

4. Monthly Charges.

a.	(1) In addition to amounts payable by User under Paragraph 3 above, User shall pay as monthly charges (the “Monthly Charges”) the “Property Costs,” which consist solely of: (A) one-twelfth (1/12th) of the annual amount of any Real Property Taxes (as defined below); and (B) one-twelfth (1/12) of the annual insurance premiums incurred by Owner under Paragraph 10 [Insurance] below. User shall also pay any costs incurred by Owner if User fails to maintain the Temporary Space as required by this Agreement. The term “Real Property Tax” includes any form of assessment, license fee, levy, or tax (other than inheritance or estate taxes), imposed by an authority with direct or indirect power to tax any legal or equitable interest of Owner in the real property of which the Temporary Space is a part, but shall not include any rent tax payable by User, nor any corporate franchise or income tax of Owner.

(2) Commencing on the Commencement Date and continuing throughout the remainder of the Occupancy Period, the Property Costs shall be paid in monthly installments on the first day of each month in amounts reasonably established from time to time by Owner. Property Costs for periods after the end of the Occupancy Period shall be prorated. Within ninety (90) days after the end of

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the Occupancy Period or such time as Owner has an accounting of the actual Real Property Taxes available, Owner shall provide an accounting of the actual Real Property Taxes for such tax year. Within ninety(90) days after the Occupancy Period or such time as Owner has an accounting of the actual Property Costs available, Owner shall provide an accounting of the actual Property Costs other than Real Property Taxes for the Occupancy Period. Any payments due Owner based on any such accountings shall be paid within fifteen (15) days after Owner provides such accountings to User. Any refunds due User based on any such accountings shall be paid within fifteen (15) days after Owner provides such accountings. User shall have the right, at its sole cost and expense, to inspect and audit the books and records of Owner to verify the actual Real Property Taxes and the actual Property Costs.

b.	All sums of money required to be paid by User to Owner pursuant to the terms of this Agreement shall be considered Additional Monthly Charges. The failure of User to pay any Additional Monthly Charges when due, after the giving of all required notices and the expiration of all applicable grace periods, shall constitute a material default by User hereunder, regardless of the amount of money involved.

c.	If any governmental agency imposes any tax, other than an income or franchise tax, measured by the amount of Monthly Charges paid, User shall pay such tax at the time of each payment of such Monthly Charges.

d.	The Monthly Charges are independent of any other obligation of User or Owner, and User is not entitled to any abatement or reduction of, or setoff against, Monthly Charges, except as expressly provided in this Agreement. Owner and User each waives the benefit of any statute which would alter this agreement of the Parties.

5. Payment. All sums payable by User hereunder shall be paid to Owner in legal tender of the United States, without setoff, deduction or demand, at the following address: 9509 Key West Avenue, Rockville, MD 20850 or to such other address as Owner may designate in writing from time to time. If Owner shall at any time accept any payment after it shall have become due and payable, such acceptance shall not excuse a delay upon subsequent occasions, or constitute or be construed as a waiver of any of Owner’s rights hereunder.

6. Sublease/Assignment. During the Occupancy Period, User shall not, directly or indirectly, mortgage, pledge, encumber, sell, assign or transfer this Agreement, in whole or in part, by operation of law or otherwise, or sublease or permit the occupancy of all or any portion of the Temporary Space by a third party, without obtaining Owner’s prior written consent which may be granted or withheld in Owner’s sole and absolute discretion.

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7. Security Deposit. No Security Deposit shall be required.

8. Use.

a.	Permitted Use. User shall use and occupy the Temporary Space only for data center operations and general office use only (“Permitted Use”). User shall not commit any nuisance, permit the emission of any objectionable noise or odor, suffer any waste, make any use of the Temporary Space which is contrary to any law or ordinance or which will invalidate or increase the premiums for any of Owner’s insurance. Permitted Use includes the operation and maintenance of on-site building generators and existing underground fuel and water storage tanks and back-up battery and UPS systems (all such generators, tanks and systems, collectively, the “Data Center Systems”).

b.	Hazardous Substances.

i.

Reportable Uses Requires Consent. The term “Hazardous Substance” as used in this Agreement shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials is regulated, or classified as hazardous or toxic under federal, state or local environmental laws or regulations. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products or by-products thereof. User shall not engage in any activity in or about the Temporary Space which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Owner and compliance in a timely manner (at User’s sole cost and expense) with all Applicable Requirements (as defined in Paragraph 8(c) of this Agreement). “Reportable Use” shall mean (A) the installation or use of any above or below ground storage tank, (B) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and (C) the presence in, on or about the Temporary Space of a Hazardous Substance with respect to which any Applicable Requirements require that a notice be given to persons entering or occupying the Temporary Space or neighboring properties. Notwithstanding the foregoing, User may,

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without Owner’s prior consent, in compliance with all Applicable Requirements, use any ordinary and customary materials reasonably required to be used by User in the normal course of the Permitted Use, so long as such use is not a Reportable Use and does not expose the Temporary Space or neighboring properties to any meaningful risk of contamination or damage by Hazardous Substances or expose Owner to any liability therefor. Additionally, Owner consents to the existence, and User’s continued use, of the Data Center Systems so long as such use is in compliance with all Applicable Requirements.

ii.	Duty to Inform Owner. If User knows that a Hazardous Substance is located in, under or about the Temporary Space, other than Hazardous Substances that are permitted by law with respect to the Data Center Systems, User shall immediately give Owner written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance. User shall not cause or knowingly permit any Hazardous Substance to be spilled or released in, on, under or about the Temporary Space (including, without limitation, through the plumbing or sanitary sewer system).

iii.

Indemnification. User shall indemnify, protect, defend and hold Owner, Owner’s affiliates, Lenders, and the officers, directors, shareholders, employees, managers, independent contractors, attorneys and agents of the foregoing (collectively, the “Owner Entities”), harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys’ and consultants’ fees arising out of or involving any Hazardous Substance brought onto the Temporary Space by or for User or by any of User’s employees, agents, contractors or invitees during the term of this Agreement. User’s obligations under this Paragraph 8(b)(iii) shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by User, and the cost of investigation (including consultants’ and attorneys’ fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved. User’s obligations under this Paragraph 8(b)(iii) shall survive the expiration or earlier termination of this Agreement.

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Notwithstanding the foregoing provisions of this Paragraph 8, or any other provision in this Agreement, User shall not have any liability under this Agreement, including this Paragraph 8(b), or obligation to indemnify any Owner Entity, in connection with any occurrence, event, contamination, liability or other matter (including, but not limited to, any environmental liability) that arose or accrued or was otherwise in existence prior to the Commencement Date.

c.	User’s Compliance with Requirements. User shall, at User’s sole cost and expense, fully, diligently and in a timely manner, comply with all “Applicable Requirements,” which term is used in this Agreement to mean all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, relating in any manner to the Temporary Space (including, but not limited to, matters pertaining to (i) industrial hygiene practiced by User, (ii) environmental conditions on, in, under or about the Temporary Space, including soil and groundwater conditions, to the extent affected by User’s use of the Property, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill or release of any Hazardous Substance), now in effect or which may hereafter come into effect due to User’s activities on or use of the Property. User shall, within 5 days after receipt of Owner’s written request, provide Owner with copies of all documents and information in User’s possession evidencing User’s compliance with any Applicable Requirements and shall immediately upon receipt notify Owner in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by User to comply with any Applicable Requirements.

d.

Inspection; Compliance with Law. Owner and the holders of any mortgages, deeds of trust or ground leases on the Temporary Space (collectively, “Lenders”) shall have the right to enter the Temporary Space at any time in the case of an emergency, and otherwise at reasonable times upon reasonable advance notice, for the purpose of inspecting the condition of the Temporary Space and for verifying compliance by User with this Agreement and all Applicable Requirements. During each such entry, Owner, each Owner Entity and Owner’s Lenders shall comply with User’s existing security procedures. Owner shall be entitled to employ experts and/or consultants in connection therewith to advise Owner with respect to User’s installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Temporary Space.

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The cost and expenses of any such inspections shall be paid by the party requesting same unless a violation of Applicable Requirements exists or the inspection is requested or ordered by a governmental authority due to a condition resulting from the User’s occupancy or use of the Temporary Space. In such case, User shall upon request reimburse Owner or Owner’s Lender, as the case may be, for the actual, out-of-pocket costs and expenses of such inspections.

9. Maintenance, Repairs, Trade Fixtures and Alterations.

a.	User’s Obligations. User shall, at User’s sole cost and expense and at all times, keep the Temporary Space and every part thereof in substantially the same condition and repair (whether or not such portion of the Temporary Space requiring repair, or the means of repairing the same, are reasonable or readily accessible to User) as the Temporary Space was as of the end of the Inspection Period, subject to normal wear and tear, including, without limiting the generality of the foregoing maintenance and repair obligation, all equipment or facilities specifically serving the Temporary Space, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire hose connectors if within the Temporary Space, fixtures, interior walls, interior surfaces of exterior walls, ceilings, floors, windows, doors, plate glass, and skylights. Notwithstanding the foregoing provisions of this Paragraph 9(a), or any other provision in this Agreement, User shall not be obligated to make any capital repairs or replacements to the Temporary Space during the Occupancy Period in excess of $50,000, in the aggregate. For purposes of clarity, the parties agree that the preceding sentence shall not in any way create an obligation on the part of Owner to perform any capital repairs or replacements in excess of such $50,000 limit.

b.	Owner’s Obligations. Owner shall have no maintenance or repair obligations whatsoever with respect to the Temporary Space.

c.

Surrender/Restoration. User shall surrender the Temporary Space by the end of the last day of the Occupancy Period or any earlier termination date, clean and free of debris and in substantially the same condition as the Temporary Space was in at the end of the Inspection Period, ordinary wear and tear excepted. User shall remove all of User’s readily movable personal property and trade fixtures prior to the Termination Date. Any personal property remaining in the Temporary Space after the end of the Occupancy Period shall be deemed abandoned by User and may be disposed of by Owner in its discretion (at no cost to User), without notice to or any liability to User. For purposes of clarity, the parties agree that User shall not remove the Data Center Systems at the end of the

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Occupancy Period and Owner shall, at its sole cost and expense, use or dispose of the Data Center Systems in its discretion from and after the Termination Date.

10. Insurance; Indemnity.

a.	Payment of Premiums. The cost of the premiums for the insurance policies maintained by Owner under this Paragraph 10 shall be a Property Cost pursuant to Paragraph 4 of this Agreement. Premiums for policy periods commencing prior to, or extending beyond, the Occupancy Period shall be prorated to coincide with the corresponding Commencement Date or Termination Date.

b.	User’s Insurance.

i.	At its sole cost and expense, User shall maintain in full force and effect during the Occupancy Period the insurance described in Exhibit A attached hereto.

ii.	User shall deliver to Owner certificates of all insurance reflecting evidence of required coverages prior to the Commencement Date and thereafter as Owner may request.

iii.	Intentionally Omitted.

iv.	All insurance required under Paragraph 10(b) of this Agreement (1) shall be primary and non-contributory, (2) shall provide for severability of interests, (3) shall be issued by insurers licensed to do business in the State of Maryland and which are rated A:VII or better by Best’s Key Rating Guide, (4) shall be endorsed to include Owner and such other persons or entities as Owner may from time to time designate, as additional insureds (Commercial General Liability only), and (5) shall be endorsed to provide at least 30 days’ prior notification of cancellation or material change in coverage to said additional insureds.

c.

Owner’s Insurance. Owner shall maintain all risk insurance covering the buildings within the Temporary Space, Commercial General Liability and such other insurance in such amounts and covering such other liability or hazards as are reasonably deemed appropriate by Owner. The amount and scope of coverage of Owner’s insurance shall be as reasonably determined by Owner from time to time, shall be subject to such deductible amounts as Owner may elect, and shall on terms and conditions and in form and substance as are customary and prudent for similar properties. Premiums

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for any such insurance shall be a Property Cost in accordance with Paragraph 4.

d.	Waiver of Subrogation. To the extent permitted by law and without affecting the coverage provided by insurance required to be maintained hereunder, Owner and User each waive any right to recover against the other on account of any and all claims Owner or User may have against the other with respect to property insurance actually carried or required to be carried hereunder, to the extent of the proceeds realized from such insurance coverage. Each party shall cause its insurance carrier to endorse all applicable policies waiving the carrier’s rights of recovery under subrogation or otherwise against the other party.

e.	Indemnity. User shall protect, indemnify and hold the Owner harmless from and against any and all loss, claims, liability or costs (including court costs and attorney’s fees) incurred by reason of:

i.	any damage to any property (including, but not limited to, property of Owner) or death or injury to any person occurring in or about the Temporary Space, to the extent that such injury or damage shall be caused by or arise from any act, neglect, fault or omission by or of User, its agents, servants, employees, invitees, or visitors; or

ii.	the conduct or management of any work or anything whatsoever done by User on or about the Temporary Space or from transactions of user concerning the Temporary Space; or

iii.	User’s failure to comply with any and all governmental laws, ordinances and regulations applicable to the condition or use of the Temporary Space or its occupancy; or

iv.	any breach or default on the part of User in the performance of any covenant or agreement on the part of User to be performed pursuant to this Agreement.

The provisions of this Paragraph 10(e) shall survive the termination of this Agreement with respect to any claims or liability accruing prior to such termination. Notwithstanding any provision to the contrary in this Paragraph 10(e), or any other provision of this Agreement, User shall not have any liability to Owner, or obligation to indemnify Owner, for any negligence or willful misconduct of Owner or any Owner Entity.

f.	Exemption of Owner from Liability. Except to the extent caused by the negligence or willful misconduct of Owner, Owner shall not be liable for

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and User waives any claims against Owner for injury or damage to the person or the property of User, User’s employees, contractors, invitees, customers or any other person in or about the Temporary Space, from any cause whatsoever, including, but not limited to, damage or injury which is caused by or results from (i) fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or (ii) the condition of all or any portion of the Temporary Space. Notwithstanding Owner’s negligence or breach of this Agreement, Owner shall under no circumstances be liable for injury to User’s business, for any loss of income or profit therefrom or any indirect, consequential or punitive damages.

11. Damage to Temporary Space. User shall give Owner immediate notice of any material damage to the Temporary Space. Any damage resulting from any act or omission of User or of any of User’s agents, employees, customers, invitees or contractors (collectively, “User Acts”) shall be promptly repaired by User. Owner, at its option and after written notice and a reasonable cure period, may at User’s expense repair any damage caused by User Acts. User shall continue to pay all Monthly Charges and other sums due hereunder and shall be liable to Owner for all damages that Owner may sustain resulting from a User Act.

12. Default. The occurrence of any one of the following events shall constitute an event of default on the part of User (each such event being sometimes in this Agreement referred to as a “Default”):

a.	Failure to pay any installment of Monthly Charges or any other monies due and payable hereunder, said failure continuing for a period of three (3) business days after Owner has provided User with written notice thereof;

b.	A general assignment by User for the benefit of creditors;

c.	The filing of a voluntary petition in bankruptcy by User, the filing of a voluntary petition for an arrangement, the filing of a petition, voluntary or involuntary, for reorganization, or the filing of an involuntary petition by User’s creditors or guarantors;

d.	Receivership, attachment, of other judicial seizure of the Temporary Space or all or substantially all of User’s assets on the Temporary Space;

e.	Failure of User to maintain insurance as required by Paragraph 10(b) of this Agreement;

f.	Failure in the performance of any of User’s covenants, agreements or obligations hereunder (except those failures specified as events of Default

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in other subparagraphs of this Paragraph 12 which shall be governed by such other subparagraphs), which failure continues for 30 days after written notice thereof from Owner to User provided that, if User has exercised reasonable diligence to cure such failure and such failure cannot be cured within such 30 day period despite reasonable diligence, User shall not be in default under this subparagraph unless User fails thereafter diligently and continuously to prosecute the cure to completion.

13. Remedies. After the occurrence and during the continuation of a Default by User, Owner shall have the remedies set forth below:

a.	Termination. At any time after the happening of a Default, Owner may terminate this Agreement by notice to User, without giving User any further right to cure the Default.

b.	Repossession. After notice of a Default, whether before or after a termination as provided in subsection (a) above, Owner, without further notice and with no liability to User, may repossess the Temporary Space, by summary proceedings, ejectment or otherwise, and may remove User and all other persons and all property from the Temporary Space. Any property remaining at or on the Temporary Space after repossession of the Temporary Space by Owner or vacation of the Temporary Space by User shall become Owner’s property. Owner may retain such property for its own use and enjoyment or may remove such property for storage offsite at User’s expense.

c.	Survival of User’s Obligations; Damages.

i.	No provision in subsections (a) or (b) above shall relieve User of its liabilities and obligations under this Agreement, all of which shall survive any termination, repossession and/or re-letting. Owner shall not be deemed to accept a surrender of the Temporary Space or otherwise discharge User because Owner takes or accepts possession of the Temporary Space or exercises control over the Temporary Space following a Default. Acceptance of surrender and discharge may be done only by an instrument executed on behalf of Owner by its duly authorized officer or employee.

ii.	In the event of termination or repossession following a Default, User shall pay to Owner all Monthly Charges (including, but not limited to, the reasonable attorneys’ fees incurred by Owner in the enforcement of its rights with respect to such Default) as and when due through the earlier of the date of termination or repossession.

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d.	WAIVER OF JURY TRIAL. OWNER AND USER EACH WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT OR ITS TERMINATION, THE RELATIONSHIP OF OWNER AND USER, USER’S USE OR OCCUPANCY OF THE TEMPORARY SPACE, AND/OR ANY CLAIM, INJURY OR DAMAGE RELATED THERETO.

e.	Cumulative Remedies. The remedies herein provided are not exclusive and Owner shall have any and all other remedies provided herein or by law or in equity.

14. Late Charges. User hereby acknowledges that late payment by User to Owner of Monthly Charges and other sums due hereunder will cause Owner to incur costs not contemplated by this Agreement, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges. Accordingly, if any installment of Monthly Charges or other sum due from User shall not be received by Owner or Owner’s designee within 10 days after such amount shall be due, then, without any requirement for notice to User, User shall pay to Owner a late charge equal to 5% of such overdue amount. Acceptance of such late charge by Owner shall in no event constitute a waiver of User’s Default with respect to such overdue amount, nor prevent Owner from exercising any of the other rights and remedies granted hereunder.

15. Brokers. Owner and User each represent and warrant that it has not entered into any agreement with, or otherwise had any dealings with, any broker, agent or finder in connection with the negotiation or execution of this Agreement which could form the basis of any claim by any such broker, agent or finder for a brokerage fee or commission, finder’s fee, or any other compensation of any kind or nature. Owner and User each agree to indemnify and hold the other harmless from any costs (including, but not limited to, court costs, investigation costs, and attorneys’ fees), expenses, and liabilities for commissions or other compensation claimed by any broker, agent or finder with respect to this Agreement which arises out of any agreement or dealings, or alleged agreement or dealings, between such party and any such broker, agent or finder.

16. Notices. All notices or other communications required under this Agreement shall be in writing and shall be deemed duly given and received when delivered in person (with receipt therefor), on the next business day after deposit with a recognized overnight delivery service, or on the third business day after being sent by certified or registered mail, return receipt requested, postage prepaid, to the following addresses: As set forth in the Sale Contract.

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17. Miscellaneous.

a.	Intentionally Omitted

b.	User covenants and agrees that User is a duly organized, authorized and existing corporation in good standing under the laws of the State of Delaware, that User has full right and authority to enter into this Agreement, and that the person signing on behalf of User is authorized to do so. Owner covenants and agrees that Owner is a duly organized, authorized and existing corporation in good standing under the laws of the State of Delaware, that Owner has full right and authority to enter into this Agreement, and that the person signing on behalf of Owner is authorized to do so.

c.	Severability. The invalidity of any provision of this Agreement, as determined by a court of competent jurisdiction, shall not affect the validity of any other provision hereof.

d.	Interest on Past Due Obligations. Any monetary payment due Owner hereunder not received by Owner within 10 days following the date on which it was due shall bear interest from the date due at 12% per annum, but not exceeding the maximum rate allowed by law in addition to the late charge provided for in Paragraph 13 of this Agreement.

e.	Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the parties under this Agreement.

f.	Owner Liability. User, its successors and assigns, shall not assert nor seek to enforce any claim for breach of this Agreement against any of Owner’s assets other than Owner’s interest in the Property. User agrees to look solely to such interest for the satisfaction of any liability or claim against Owner under this Agreement. In no event whatsoever shall Owner (which term shall include, without limitation, any general or limited partner, members, trustees, beneficiaries, officers, directors, or stockholders of Owner) ever be personally liable for any such liability.

g.	No Prior or Other Agreements. This Agreement contains all agreements between the Parties with respect to any matter mentioned herein, and supersedes all oral, written prior or contemporaneous agreements or understandings.

h.	Waivers. No waiver by Owner of a Default by User shall be deemed a waiver of any other term, covenant or condition hereof, or of any

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subsequent Default by User of the same or any other term, covenant or condition hereof.

i.	Holdover. User has no right to retain possession of the Temporary Space or any part thereof beyond the expiration or earlier termination of this Agreement. If User holds over beyond the Occupancy Period without the consent of Owner: (i) User shall pay a charge (the “Fixed Monthly Charge”) in an amount equal to the then current market rent for similar properties for the first month of such holding over, 150% of the Fixed Monthly Charge for the second month of such holding over, 175% of the Fixed Monthly Charge for the third month of such holding over and thereafter 200%; (ii) User’s right to possession shall terminate on 30 days notice from Owner; and (iii) all other terms and conditions of this Agreement shall continue to apply. Nothing contained herein shall be construed as a consent by Owner to any holding over by User. User shall indemnify, defend and hold Owner harmless from and against any and all actual, out-of-pocket claims, demands, actions, losses, damages, obligations, costs and expenses, including, without limitation, reasonable attorneys’ fees incurred or suffered by Owner by reason of User’s failure to surrender the Temporary Space on the expiration or earlier termination of this Agreement in accordance with the provisions of this Agreement.

j.	Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies in law or in equity.

k.	Binding Effect; Choice of Law. This Agreement shall be binding upon the Parties, their heirs, personal representatives, successors and assigns and be governed by the laws of the State in which the Temporary Space is located. Any litigation between the Parties hereto concerning this Agreement shall be initiated in the county in which the Temporary Space is located.

l.	Owner. The covenants and obligations contained in this Agreement on the part of Owner are binding on Owner, its permitted successors and assigns, only during and in respect of their respective period of ownership of such interest in the Temporary Space. In the event of any transfer or transfers of such title to the Temporary Space, Owner (and in case of any subsequent transfers or conveyances, the then grantor) shall be concurrently freed and relieved from and after the date of such transfer or conveyance, without any further instrument or agreement, of all liability with respect to the performance of any covenants or obligations on the part of Owner contained in this Agreement thereafter to be performed.

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m.	Attorneys’ Fees and Other Costs. If any Party brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding shall be entitled to reasonable attorneys’ fees. The term “Prevailing Party” shall include, without limitation, a Party who substantially obtains or defeats the relief sought. User shall reimburse Owner on demand for all reasonable, actual, out-of-pocket legal, engineering and other professional services expenses incurred by Owner in connection with all requests by User for consent or approval hereunder.

n.	Owner’s Access; Showing Temporary Space; Repairs. Owner and Owner’s agents shall have the right to enter the Temporary Space at any time, in the case of an emergency, and otherwise at reasonable times upon reasonable notice, for the purpose of showing the same to prospective purchasers or tenants, lenders, architects, engineers or other tradespeople and making such alterations, repairs, improvements or additions to the Temporary Space, as Owner may reasonably deem necessary (but without any obligation for the same being implied by the foregoing), and for inspections and planning for Owner’s use of the Temporary Space following the Termination Date. During each such entry, Owner and each Owner Entity shall comply with User’s existing security procedures. All such activities of Owner shall be without abatement of Monthly Charges or liability to User.

o.	Signs. User shall not place any signs at or upon the exterior of the Temporary Space that are not in existence as of the Commencement Date.

p.	Subordination; Attornment; Non-Disturbance.

i.	This Agreement shall be subject and subordinate at all times to the lien of any mortgages and/or deeds of trust now or hereafter placed upon the Temporary Space unless the mortgagee or holder of the deed of trust elects to have User’s interest hereunder superior to the interest of the mortgagee or holder of such deed of trust. This subordination provision shall be self-operative and no further instrument of subordination shall be required. User agrees to execute any documents necessary, subsequent to the execution of this Agreement, which are required to evidence such subordination. Notwithstanding the foregoing, User’s obligation to subordinate this Agreement pursuant to this subsection (p) shall be subject to Owner’s lender and User entering into a Subordination, Non-Disturbance and Attornment reasonably acceptable to User.

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ii.	If Owner assigns this Agreement or the Monthly Charges hereunder to a creditor as security for a debt, User shall, after notice of such assignment and upon demand by Owner or the assignee, pay all sums thereafter becoming due Owner hereunder to such assignee until further notice from such assignee. User shall also; upon receipt of such notice, have all policies of insurance required hereunder endorsed so as to protect the assignee’s interest as it may appear and shall deliver such policies, or certificates thereof, to the assignee.

q.	Rules and Regulations. Intentionally omitted.

r.	Security Measures. User acknowledges that the amounts payable to Owner hereunder does not include the cost of guard service or other security measures. Owner has no obligations to provide same. User assumes all responsibility for the protection of the Temporary Space, User, its agents and invitees and their property from the acts of third parties. User shall have the right to install such security devices as it may determine, in its discretion, to secure the Temporary Space against access by unauthorized persons.

s.	Reservations. Owner reserves the right to grant such easements that Owner deems necessary and to cause the recordation of parcel maps, so long as such easements and maps do not unreasonably interfere with the use of the Temporary Space by User. User agrees to sign any documents reasonably requested by Owner to effectuate any such easements or maps; provided, however that User shall have no obligations or liabilities under such easements or maps.

t.	This Agreement may be executed in multiple counterparts, each of which shall be an original, but all of which shall constitute one and the same Agreement. This Agreement may be executed by facsimile transmission of signatures.

[The Remainder of This Page is Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first written above.

OWNER:

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., a Delaware corporation

By:
Name:
Title:

USER:

THE NASDAQ STOCK MARKET, INC., a Delaware corporation

By:
Name:
Title:

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EXHIBIT A

User’s Insurance

[Attached]

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